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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 2, 2001
                                                 -------------------------------


                               VESTIN GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                         000-24803                 52-2102142
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(State or other jurisdiction            (Commission              (IRS Employer
    of incorporation)                   File Number)          Identification No.)


2901 El Camino, Suite 206, Las Vegas, Nevada                     89102
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (702) 227-0965
                                                   -----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 31, 2000, Vestin Group, Inc., a Delaware corporation (the "Company"), acquired LL Bradford & Company, a Nevada professional corporation which provides accounting services to its customers ("LLB"), through the purchase of 2,500 shares of LLB common stock, no par or stated value per share (the "LLB Stock"). In consideration for the acquisition, the Company issued 800,000 shares of the Company's common stock, $0.0001 par value per share, to the former LLB stockholders.

On January 2, 2001, the Company agreed to unwind the above described transaction by entering into a Purchase Agreement (the "LLB Agreement") with the following former stockholders of LLB: Lance Bradford, Leilani Bradford, David Hall and Arthur de Joya (the "Transferees"). Lance Bradford currently serves as the Company's Chief Financial Officer and Secretary, and also serves as a member of the Board of Directors of the Company. Pursuant to the LLB Agreement, the Company has agreed to surrender all of its ownership in the LLB Stock to the Transferees in exchange for the return by the Transferees of the Company's common stock such Transferees acquired in connection with the LLB acquisition referred to above.

On March 31, 2000, the Company entered into an agreement with PrepaidAdvisors.com, Inc., a Nevada corporation ("Prepaid"), whereby the Company agreed to perform certain financial services for Prepaid (the "Services Agreement") in exchange for 2,187,500 shares of Prepaid common stock, $0.0001 par value per share (the "Prepaid Stock").

On January 2, 2001, the Company entered into a Purchase Agreement with Prepaid (the "Prepaid Agreement"). Under the terms of the Prepaid Agreement, Prepaid has agreed to terminate the Services Agreement and the Company has agreed to return the Prepaid Stock to Prepaid.

Copies of the LLB Agreement and the Prepaid Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibit No         Description
   ----------         -----------
      99.1         Purchase Agreement dated January 2, 2001 by and
                   among the Company and the Transferees
      99.2         Purchase Agreement dated January 2, 2001 by and
                   between the Company and LLB


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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VESTIN GROUP, INC.



Date:  January 17, 2001                 By /s/ Michael V. Shustek
                                           -------------------------------------
                                               Michael V. Shustek
                                                   Chief Executive Officer


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